 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 31, 2006

TOR Minerals International, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware
 (State or Other Jurisdiction of Incorporation)

0-17321 (Commission File Number)	74-2081929 (IRS Employer Identification No.)
722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591
 (Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

TOR Minerals International (NASDAQ:  TORM), producer of natural titanium dioxide pigments and specialty aluminas, today announced its financial results for the Second Quarter ended June 30, 2006.  The Company reported net income available to shareholders of $122,000, or $0.02 per fully diluted share, on net sales of $6,541,000.  This compares with net income available to shareholders of $316,000, or $0.04 per share, on net sales of $8,938,000 for the quarter ended June 30, 2005.

During the Second Quarter, the Company continued to implement cost reduction and avoidance measures.  These actions reduced selling, administrative and general expenses by 16% and contributed to overall profitability in the quarter.

HITOX® sales worldwide increased 15% and specialty alumina sales in Europe increased by 18% during the quarter, partially offsetting the decline in sales. The Company said that the primary contributors to the decline in revenue were the previously disclosed loss of a significant alumina customer and no third-party synthetic rutile sales.

TOR Minerals will host a conference call at 9:00 a.m. Central Time on August 1, 2006 to further discuss Second Quarter results. The call will be simultaneously Webcast, and can be accessed via the News section on the company's website at www.torminerals.com.

A copy of the press release relating to this Item 2.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the press release is also available on its website at www.torminerals.com, under the News tab.

The information in this Current Report on Form 8-K, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
Exhibit Number Description 99.1 Press Release, dated July 31, 2006, announcing the financial results for the quarter ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: July 31, 2006	/s/ LAWRENCE W. HAAS
Lawrence W. Haas Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 31, 2006, announcing the financial results for the quarter ended June 30, 2006.